UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

____________________

Rekor Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On April 18, 2023, Rekor Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). An aggregate of 42,983,425 shares held by holders of the Company’s voting stock, constituting a quorum, were represented in, person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on March 25, 2024, are as follows:

Proposal 1: At the Annual Meeting, all of the nine (9) nominees for director were elected to serve until the next annual meeting of stockholders and until their successors are named and qualified, or until their earlier resignation or removal. The result of the votes to elect the nine directors was as follows:

Directors	For	Withheld	Broker Non-Votes
Robert Berman	19,245,434	1,264,721	22,473,270
Paul A. de Bary	19,400,393	1,109,762	22,473,270
Glenn Goord	19,361,570	1,148,585	22,473,270
David Hanlon	18,408,328	2,101,827	22,473,270
Steven D. Croxton	19,854,158	655,997	22,473,270
Sanjay Sarma	19,883,800	626,355	22,473,270
Tim Davenport	19,854,932	655,223	22,473,270
Andrew Meyers	19,874,820	635,335	22,473,270
Anne Townsend	19,884,371	625,784	22,473,270

Proposal 2: At the Annual Meeting, the stockholders ratified the appointment of Marcum LLP as our independent public accountant for the fiscal year ending December 31, 2024. The result of the votes to approve Marcum LLP was as follows:

For	Against	Abstain	Broker Non-Vote
41,313,629	836,271	833,525	n/a

Proposal 3: At the Annual Meeting, the stockholders adopted an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000 (the “Charter Amendment”). The result of the votes to adopt the Charter Amendment was as follows:

For	Against	Abstain	Broker Non-Vote
16,390,062	4,034,546	85,547	22,473,270

Proposal 4: At the Annual Meeting, the stockholders adopted an amendment and restatement to our 2017 Equity Award Plan to increase the number of authorized shares of common stock reserved for issuance to 10,000,000 shares (the “Equity Award Plan Amendment”). The result of the votes to adopt the Equity Award Plan Amendment was as follows:

For	Against	Abstain	Broker Non-Vote
19,111,810	1,333,092	65,253	22,473,270

Proposal 5: At the Annual Meeting, the compensation of the Company’s named executive officers was approved by the stockholders, on an advisory basis, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
19,149,034	863,924	497,197	22,473,270

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: April 19, 2024	/s/ Robert A. Berman
Name: Robert A. Berman Title: Chief Executive Officer

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